Supplement dated October 30, 2025 to the
Prospectus for your Variable Annuity
Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

This supplement contains information about changes to certain Variable Sub-Accounts available in your annuity contract (“Contract”) issued by Wilton Reassurance Life Company of New York.

Investment Option Update
This Supplement is to inform you that there are changes to variable investment options that are available in your Contract. You may not have funds invested in the Portfolios being referenced below, but you are receiving this Supplement because these Portfolios are available in your Contract.

Portfolio Name Change:
Effective on or about December 1, 2025 (the “Effective Date”), all references to the following Portfolios will be changed as follows:

Current Portfolio Name	New Portfolio Name
Macquarie VIP Small Cap Value Series – Standard Class	Nomura VIP Small Cap Value Series – Standard Class
LVIP Macquarie SMID Cap Core Fund – Standard Class	LVIP Nomura SMID Cap Core Fund – Standard Class

In addition, on the Effective Date, all references to Macquarie Investment Management Business Trust will be changed to Nomura Investment Management Business Trust.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

If you have any questions or would like another copy of the current Portfolio Prospectus, please call us at 1-800-457-8207.

Please keep this supplement together with your prospectus for future reference.
No other action is required of you.

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